UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): May 15, 2014

MARATHON PATENT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54652	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2331 Mill Road, Suite 100 Alexandria, VA	22314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2014, Marathon Patent Group, Inc., a Nevada corporation (the “Company”), entered into a 3 year Executive Employment Agreement with Francis Knuettel II (the “Agreement”), pursuant to which Mr. Knuettel will serve as the Chief Financial Officer of the Company, effective May 15, 2014. Pursuant to the terms of the Agreement, Mr. Knuettel shall receive a base salary at an annual rate of $250,000.00 and an annual bonus up to 75% of Mr. Knuettel’s base salary as determined by the Compensation Committee of the Board. As further consideration for Mr. Knuettel’s services, the Company agreed to issue Mr. Knuettel ten (10) year stock options to purchase an aggregate of 145,000 shares of Common Stock, with a strike price of $8.33 per share, vesting in thirty-six (36) equal installments on each monthly anniversary of the date of the Agreement, provided Mr. Knuettel is still employed by the Company on each such date. The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

The forgoing description of the principal terms of the Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference into Item 3.02.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 15, 2014, the Board of Directors appointed Francis Knuettel II to serve as the Company’s Chief Financial Officer, effective May 15, 2014.

Francis Knuettel II

From 2013 through his appointment as CFO of Marathon Patent Group, Mr. Knuettel was Managing Director and CFO for Greyhound IP LLC, an investor in patent litigation expenses for patents enforced by small firms and individual inventors.  Since 2007, Mr. Knuettel has been the Managing Member of Camden Capital LLC, which is focused on the monetization of patents Mr. Knuettel acquired in 2007. From 2007 through 2013, Mr. Knuettel served as the Chief Financial Officer of IP Commerce, Inc.  IP Commerce is the creator of an open commerce network, delivering on-demand access to the next generation of commerce services in the payments industry.  From 2005 through 2007, Mr. Knuettel served as the CFO of InfoSearch Media, Inc., a publicly traded company, at which he managed the acquisition of numerous private companies, multiple PIPE transactions and the filing of numerous registration statements.  Prior to InfoSearch, from 2000 through 2004, Mr. Knuettel was at Internet Machines Corporation, a fables semiconductor company located in Los Angeles, where he served on the Board of Directors and held several positions, including Chief Executive Officer and Chief Financial Officer. At Internet Machines, Mr. Knuettel raised almost $90 million in equity and debt and managed the sale of the business in 2004. During 1999, he was Chief Financial and Operating Officer for Viking Systems, Inc., a Boston-based producer of enterprise software systems for non-profit fundraising institutions.  From 1996 through 1999, he was Director of Finance and then Vice President of Operations and Chief Financial Officer for Fightertown Entertainment, Inc. in Irvine, California.

Mr. Knuettel was a member of the Board of Directors and Chairman of the Audit Committee for Firepond, Inc., a publicly traded producer of CPQ software systems. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.

There is no family relationship between Mr. Knuettel and any of our other officers and directors. There are no understandings or arrangements between Mr. Knuettel and any other person pursuant to which Mr. Knuettel was appointed as the Chief Financial Officer.

Terms of the Agreement and the compensatory arrangements between the Company and Mr. Knuettel are set forth in Item 1.01 and are incorporated by reference into Item 5.02.

Except for the aforementioned Agreement, there has not been any transaction or currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Knuettel had or will have a direct or indirect material interest since the beginning of the Company’s last fiscal year.

Effective May 15, 2014, concurrent with the appointment of Mr. Knuettel as the Company’s Chief Financial Officer, Mr. John Stetson, the Company’s Interim Chief Financial Officer, will stop serving as the Company’s Interim Chief Financial Officer. The change of position is not in connection with any known disagreement with the Company on any matter.

Item 7.01	REGULATION FD DISCLOSURE

On May 16, 2014, the Company issued a press release announcing the appointment of Francis Knuettel II as CFO as set forth in Item 1.01 above. A copy of the press release is attached to this report as Exhibit 99.1 and shall not be deemed incorporated by reference into any of the Company’s registration statements or other filings with the SEC, except as shall be expressly set forth by specific reference in such filing.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Executive Employment Agreement by and between Marathon Patent Group, Inc. and Francis Knuettel II dated May 15, 2014.
99.1	Marathon Patent Group, Inc. Press Release dated May 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 16, 2014

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer